UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2006
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 S. Diamond Street
Stockton, California		95205

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement
ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
This amendment to the Current Report on Form 8-K of Diamond Foods, Inc. (“Diamond”) dated May 9, 2006, is being filed to add Item 1.01, 2.01 and 9.01 disclosure related to Diamond’s previously-announced acquisition of assets from Harmony Foods Corporation (“Harmony”). The assets acquired included property, plant and equipment located in Fishers, Indiana, accounts receivable, inventories, and goodwill and other intangible assets. The purchase price for the acquired assets was $18 million cash and assumption of certain liabilities.
ITEM 1.01. Entry Into a Material Definitive Agreement.
On May 9, 2006, Diamond entered into an asset purchase and sale agreement (“Purchase Agreement”) by and among Diamond, GSH Holdings, Inc., Harmony and SPC Partners II, L.P., providing for Diamond’s acquisition of certain assets and assumption of certain liabilities of Harmony (the “Acquisition”), as further described in Item 2.01 below.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this amendment and incorporated by reference herein.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
On May 9, 2006, pursuant to the Purchase Agreement, Diamond completed its acquisition of certain assets of Harmony for $18.0 million in cash, subject to any working capital adjustments, and the assumption of certain defined liabilities. $1.0 million in cash is being held in escrow to secure certain indemnification obligations. Assets acquired included a leased processing and packaging plant and other property, plant and equipment located in Fishers, Indiana, goodwill and other intangible assets, including the Harmony brand and $4.5 million of working capital.
The foregoing description of the Purchase Agreement (including the description of acquired assets and the consideration paid) is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this amendment and incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The audited Statement of Assets to be Sold and Liabilities to be Assumed as of March 31, 2006, and the Statement of Net Sales, Cost of Goods Sold, and Direct Expenses for the nine month period ended March 31, 2006, for Harmony Foods Corporation – Retail Division, and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(b) Unaudited Pro Forma Financial Information
The required pro forma financial information as of and for the nine month period ended April 30, 2006 and for the twelve months ended July 31, 2005 is furnished as Exhibit 99.2 and is incorporated in its entirety into this Item 9.01(b) by reference.

(c) Exhibits.

Exhibit	Description
2.1	Asset Purchase and Sale Agreement, dated May 9, 2006, by and among Diamond Foods, Inc., GSH Holdings, Inc., Harmony Foods Corporation and SPC Partners II, L.P. †

23.1	Consent of Deloitte & Touche LLP

99.1	Report of Independent Registered Public Accounting Firm, Statement of Assets to be Sold and Liabilities to be Assumed as of March 31, 2006 and Statement of Net Sales, Cost of Goods Sold, and Direct Expenses for the Nine Month Period ended March 31, 2006 for Harmony Foods Corporation – Retail Division

99.2	Unaudited pro forma financial information as of and for the Nine Month Period ended April 30, 2006 and for and for the Twelve Months ended July 31, 2005

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Diamond Foods, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: September 8, 2006	By:	/s/ Seth Halio
		Name:	Seth Halio
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit	Description
2.1	Asset Purchase and Sale Agreement, dated May 9, 2006, by and among by and among Diamond Foods, Inc., GSH Holdings, Inc., Harmony Foods Corporation and SPC Partners II, L.P. †

23.1	Consent of Deloitte & Touche LLP

99.1	Report of Independent Registered Public Accounting Firm, Statement of Assets to be Sold and Liabilities to be Assumed as of March 31, 2006 and Statement of Net Sales, Cost of Goods Sold, and Direct Expenses for the Nine Month Period ended March 31, 2006 for Harmony Foods Corporation – Retail Division

99.2	Unaudited pro forma financial information as of and for the Nine Month Period ended April 30, 2006 and for And for the Twelve Months ended July 31, 2005

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Diamond Foods, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

5